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                                                                    EXHIBIT 24

                               POWERS OF ATTORNEY

     The undersigned directors of OMNICARE, INC. ("Company") hereby appoints JOEL F. GEMUNDER, DAVID W. FROESEL, JR. and CHERYL D. HODGES as his/her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


/s/ Edward L. Hutton                                  March 3, 2004
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    Edward L. Hutton                                      Date


/s/ Charles H. Erhart, Jr.                           March 11, 2004
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    Charles H. Erhart, Jr.                                Date


/s/ Patrick E. Keefe                                  March 2, 2004
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    Patrick E. Keefe                                      Date


/s/ Sandra E. Laney                                   March 5, 2004
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    Sandra E. Laney                                       Date


/s/ Andrea R. Lindell, DNSc, RN                       March 5, 2004
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    Andrea R. Lindell, DNSc, RN                           Date


/s/ Sheldon Margen, M.D.                              March 5, 2004
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    Sheldon Margen, M.D.                                  Date


/s/ John H. Timoney                                   March 3, 2004
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    John H. Timoney                                       Date